SCHEDULE 14A
                                (Rule 14a - 101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               UROMED CORPORATION
  ------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

  ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                               UROMED CORPORATION

May 21, 2001

Dear Stockholder:

     You are cordially invited to attend the Special Meeting of Stockholders of UroMed Corporation (the "Company"), to be held at 9:00 a.m. on Wednesday, June 27, 2001 at the offices of Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110 (the "Meeting").

     The Notice of Special Meeting and Proxy Statement that follow describe the business to be considered and acted upon by the stockholders at the Meeting.

     The Board of Directors of the Company encourages your participation in the Company's corporate governance and, to that end, solicits your proxy. You may give your proxy by completing, dating, and signing the enclosed proxy and returning it promptly in the enclosed envelope. You are urged to do so even if you plan to attend the Meeting. We hope you will be able to join us on June 27, 2001.

Sincerely,

John G. Simon
Chairman of the Board






















              1400 Providence Highway, Norwood, Massachusetts 02062

                               UROMED CORPORATION

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                           To Be Held On June 27, 2001
                           --------------------------

     Notice is hereby given that a Special Meeting of Stockholders of UroMed Corporation (the "Company") will be held at the offices of Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110 on Wednesday, June 27, 2001 at 9:00 a.m., local time, to consider and act upon the following matters:

     1) A proposal to elect two Class I directors of the Company, to serve a three-year term or until their successors are elected and qualified.

     2) A proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the current fiscal year.

     3) To transact such other business as may properly come before the Meeting or any adjournments thereof.


     This Special Meeting is being held in lieu of an annual meeting of stockholders in 2001. Stockholders of record at the close of business on April 30, 2001 will receive notice of the Meeting and be entitled to vote at the Meeting or any adjournment thereof. All stockholders are cordially invited to attend the Meeting. Information relating to the matters to be considered and voted on at the Special Meeting is set forth in the proxy statement accompanying this Notice.

                       By Order of the Board of Directors,

                      John G. Simon, Chairman of the Board

May 21, 2001

     THE BOARD OF DIRECTORS IS SOLICITING THE ENCLOSED PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW THE ENCLOSED PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON

  /s/ Donald-Bruce Abrams
___________________________
           CLERK

                               UROMED CORPORATION
                             1400 Providence Highway
                                Norwood, MA 02062

                                 ---------------
                                 PROXY STATEMENT
                                ----------------

     INTRODUCTION. This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of UroMed Corporation, a Massachusetts corporation (the "Company"), of proxies for use at a Special Meeting of Stockholders (the "Meeting") to be held at the offices of Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110 on Wednesday June 27, 2001 at 9:00 a.m., local time, and at any adjourned session thereof. This Special Meeting is being held in lieu of an annual meeting of stockholders in 2001. This Proxy Statement and the enclosed Annual Report to Stockholders for the Company's fiscal year ended December 31, 2000 are being mailed to stockholders on or about May 21, 2001. The Annual Report does not constitute any part of this Proxy Statement.

     SOLICITATION. The entire cost of preparing, assembling, and mailing this proxy material will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing certain beneficial owners of shares for their reasonable expenses in sending proxy material to and obtaining proxies from such beneficial owners.

     REVOCATION. A proxy may be revoked by a stockholder at any time prior to its use by giving written notice of such revocation to the Clerk of the Company, by appearing at the Meeting and voting in person, or by returning a later dated proxy in the form enclosed.

     QUORUM AND VOTING. Stockholders of record as of the close of business on April 30, 2001 will be entitled to vote at the Meeting. As of such record date, there were issued and outstanding and entitled to vote 7,320,467 shares of the common stock, no par value, of the Company (the "Common Stock"). Holders of shares of Common Stock are entitled to one vote for each share owned at the record date on all matters to come before the Meeting and any adjournments thereof. The presence in person or by proxy of holders of a majority of the shares of Common Stock entitled to vote at the Meeting constitutes a quorum for the transaction of business.

     TABULATION OF VOTES. All proxies will be voted in accordance with the instructions contained therein. If no choice is specified for one or more proposals in a proxy submitted by or on behalf of a stockholder, the shares represented by such proxy will be voted in favor of such proposals and, in the discretion of the named proxies, with respect to any other proposals that may properly come before the Meeting. Broker non-votes (if the broker has voted on at least one proposal) and proxies that withhold authority to vote for election of a director or that reflect abstentions will be deemed present for the purpose of determining the presence of a quorum for the transaction of business. A broker non-vote will have no effect on the outcome of voting on such proposal. An abstention with respect to a proposal will have the effect of a vote against such proposal.

     The Board of Directors does not know of any matters that will be brought before the Meeting other than those matters specifically set forth in the Notice of Special Meeting of Stockholders. However, if any other matter properly comes before the Meeting, it is intended that the persons named in the enclosed form of proxy, or their substitute acting thereunder, will vote on such matter in accordance with their best judgment.

            STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 31, 2001 for (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock (ii) each director of the Company, (iii) each of the executive officers of the Company as named in the Summary Compensation Table, and (iv) all of the directors and officers of the Company as a group.

                                                                Shares Beneficially Owned (1)
                                                                _____________________________
Name and address                                                     Number        Percent
----------------                                                    _________      _______
Philip H. Heintz................................................  2,000,000(2)      27.0%
     c/o UroMed Corporation, Building No. 2
     1400 Providence Highway, Norwood, MA 02062
John G. Simon...................................................    498,634(3)       6.7
     c/o UroMed Corporation, Building No. 2
     1400 Providence Highway, Norwood, MA 02062
L. Lee Potts....................................................     79,578(4)       1.1
Daniel Muscatello...............................................     43,751(5)        *
Paul Pagano.....................................................      7,292(6)        *
Domenic C. Micale...............................................      6,358(7)        *
Elizabeth B. Connell, M.D.......................................      9,850(8)        *
E. Kevin Hrusovsky..............................................      5,334(9)        *
Richard A. Sandberg.............................................      3,834(10)       *
Thomas E. Tierney...............................................      3,800(11)       *
All directors and executive officers as a group (10 persons)....  2,658,431(12)     35.9%

--------------------------
*   Less than 1%.

     (1) Unless otherwise indicated in these footnotes, each stockholder has sole voting and investment power with respect to the shares beneficially owned. Includes shares issuable upon exercise of options exercisable as of March 31, 2001 or within 60 days after such date.
     (2) Represents 2,000,000 shares unregistered at March 31, 2001 held by the Heintz Family Trust - 1997, of which Mr. Heintz is a Trustee and over which Mr. Heintz shares investment and voting control. These shares are subject to the terms of a certain Registration and Voting Rights Agreement. In addition, 200,000 of these shares are subject to the terms of a certain Escrow Agreement.
     (3) Includes (i) 6,584 shares held by The Clarendon 1993 Irrevocable Trust, of which Mr. Simon is a Trustee and over which Mr. Simon shares investment and voting control and (ii) 609 shares issuable upon exercise of stock options. Shares of record held by Mr. Simon are subject to the terms of a certain Voting Rights Agreement.
     (4) Represents 79,578 shares unregistered at March 31, 2001.
     (5) Represents 43,751 shares issuable upon exercise of stock options.
     (6) Represents 7,292 shares issuable upon exercise of stock options.
     (7) Represents 6,358 shares issuable upon exercise of stock options.
     (8) Represents 9,850 shares issuable upon exercise of stock options.
     (9) Represents 5,334 shares issuable upon exercise of stock options.
     (10) Includes 3,800 shares issuable upon exercise of stock options.
     (11) Represents 3,800 shares issuable upon exercise of stock options.
     (12) Includes 81,403 shares issuable upon exercise of stock options.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The Company's Board of Directors is divided into three classes. Two classes have two directors each and one class has three directors. The members of each class serve a three year term. Each year the Company's stockholders have the opportunity to elect the members of one class. At the Meeting, the terms of the members of Class I, Mr. Daniel Muscatello and Dr. Elizabeth E. Connell, expire. Mr. Muscatello and Dr. Connell are the only nominees for election as Class I Directors, for a term to expire at the 2004 Annual Meeting of Stockholders.

     Unless authority is withheld, it is the intention of the persons voting under the enclosed proxy to vote such proxy in favor of the election of Mr. Muscatello and Dr. Connell to be directors of the Company until the 2004 Annual Meeting of Stockholders and until their successors are elected and qualified. The affirmative vote of a plurality of the shares of Common Stock present or represented at the Meeting by proxy is required for the election of Mr. Muscatello and Dr. Connell as Class I directors.

     The Class II directors of the Company with terms expiring at the 2002 Annual Meeting of Stockholders are Mr. Thomas E. Tierney, Mr. E. Kevin Hrusovsky and Dr. Philip H. Heintz. The Class III directors of the Company with terms expiring at the 2003 Annual Meeting of Stockholders are Mr. John G. Simon and Mr. Richard A. Sandberg.


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ALL STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES.


     The following table sets forth, with respect to the members of the Board of Directors, the name, age, length of service as a director and any service on committees of the Board of Directors of the Company. For information regarding the number of shares of the Company's Common Stock owned by each nominee and all directors as of March 31, 2001, see "Stock Ownership of Principal Stockholders and Management." The address for each person listed below is c/o the Company at 1400 Providence Highway, Norwood, MA 02062.

                                                            Year First     Positions and
                                                              Became       offices with
Name                                                  Age    Director       the Company
-----                                                 ---   ----------  -------------------
John G.  Simon..................................      38       1990     Chairman of the Board
                                                                        and Director
Daniel Muscatello...............................      45       1999     Director, President
                                                                        and Chief Executive
                                                                        Officer
Elizabeth B. Connell, M.D. .....................      75       1994     Director
Richard A. Sandberg (l).........................      58       1991     Director
Thomas E. Tierney (l)...........................      73       1991     Director
E. Kevin Hrusovsky (1)..........................      39       2000     Director
Philip H. Heintz, PhD (2).......................      57       2001     Director

--------------------------
     (1) Member of the Compensation Committee and Audit Committee of the Board of Directors.
     (2) Mr. Heintz was elected to the Board of Directors on March 27, 2001 in connection with the Company's merger with SSGI Prowess Systems.

BACKGROUND OF DIRECTORS

     John G. Simon, Chairman of the Board of Directors, and former President and Chief Executive Officer. Mr. Simon is the founder of the Company and served as President and Chief Executive Officer of the Company from its inception in 1990 until December 1999, and as Chairman of the Board of Directors of the Company since its inception in 1990. Mr. Simon has also been Managing Director of General Catalyst, a venture capital firm, since April 2000.

     Daniel Muscatello, Director, President and Chief Executive Officer. Mr. Muscatello joined the Company in February 1997 as Director of Marketing and was appointed Vice President of Marketing and Sales in 1998. He was appointed President and Chief Executive Officer in December 1999 at which time he was also elected a member of the Company's Board of Directors. Prior to joining the Company, Mr. Muscatello held management positions as Healthcare Consultant, Corporate Account Executive and Region Manager with Baxter Healthcare from 1993 to 1997. Prior to that, Mr. Muscatello was Director of Marketing for Alcon Laboratories, Inc. Systems Division from 1991 to 1993.

     Elizabeth B. Connell, M.D., Director. Dr. Connell has served as a Director of the Company since 1994. Since 1981, she has served as a professor in the Department of Gynecology and Obstetrics at Emory University School of Medicine in Atlanta, Georgia and was appointed Professor Emeritus effective January 1, 1997. Dr. Connell also currently serves as a consultant to the U.S. Food and Drug Administration's OB/GYN Devices Panel.

     Richard A. Sandberg, Director. Mr. Sandberg has served as a Director of the Company since 1991. Mr. Sandberg is a private investor and serves as Chairman of the Board of Directors of numerous private companies. From 1983 to 1997, he served in a variety of positions at DIANON Systems Inc., an oncology and gynecology marketing and database firm which he co-founded, most recently serving as Chairman and Chief Executive Officer. Mr. Sandberg is a director of Matritech, Inc. a manufacturer of oncology diagnostic test technologies.

     Thomas E. Tierney, Director. Mr. Tierney has served as a Director of the Company since 1991. He has served as the Chairman of T.E.T. Associates, a health care consulting firm, since 1988 and as the Chairman of Warehouse Products Testing Corp. from 1994 to 1996. He was formerly with Kendall Co., a health products firm, from 1951 to 1988 where he held numerous positions including Executive Vice President and General Manager of the Healthcare Division and Group Executive for the Health Care Business. Mr. Tierney served as a Director of Procyte Corporation from 1995 to 2000.

     E. Kevin Hrusovsky, Director. Mr. Hrusovsky was elected a Director of the Company on March 29, 2000. He has served as the President and Chief Executive Officer of Zymark Corporation, a provider of products, technologies and services for laboratory applications since 1996. He was formerly with FMC Corporation, a producer of chemicals and machinery for industry and agriculture, from 1992 to 1996, where he held management positions as International Director, Agricultural Products Group, Division Manager, Pharmaceutical and Global Sales and Marketing Director, Pharmaceutical.

     Philip H. Heintz, PhD, Director and Chief Technology Officer. Dr. Heintz joined the Company upon its merger with SSGI Prowess Systems ("SSGI") on March 27, 2001. Dr. Heintz founded SSGI in 1987 and served as its President and CEO. He has over 25 years experience in clinical diagnostic and therapeutic physics and is a member of various professional organizations and the developer of numerous treatment planning systems.


                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During the Company's fiscal year ended December 31, 2000, the Board of Directors held six meetings.

     Each of the Audit Committee of the Board of Directors (the "Audit Committee") and the Compensation Committee of the Board of Directors (the "Compensation Committee") presently are composed of three directors: Richard A. Sandberg, Thomas E. Tierney and E. Kevin Hrusovsky. Responsibilities of the Audit Committee include engagement of independent accountants, review of audit fees, supervision of matters relating to audit functions, review of internal policies and procedures regarding audits, accounting and other financial controls, and reviewing related party transactions. During 2000, the Audit
Committee held six meetings. Responsibilities of the Compensation Committee include approval of remuneration arrangements for executive officers of the Company, review and approval of compensation plans relating to executive officers and directors, including grants of stock options and other benefits under the Company's Amended and Restated 1991 Stock Option Plan (the "1991 Stock Option Plan"), and general review of the Company's employee compensation policies. During 2000, the Compensation Committee held two meetings.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee currently consists of three outside directors, Richard A. Sandberg, Thomas E. Tierney and E. Kevin Hrusovsky. No member of the Compensation Committee is a former or current officer or employee of the Company. To the Company's knowledge, there were no other relationships involving members of the Committee or other directors of the Company requiring disclosure in this Proxy Statement.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain compensation information for the fiscal years ended December 31, 2000, 1999 and 1998 with respect to the Company's Chief Executive Officer, Chairman and all the other most highly compensated executive officers of the Company whose total salary and bonuses for the fiscal year indicated exceeded $100,000.


                           SUMMARY COMPENSATION TABLE

                                                                                      Long-Term
                                                        Annual Compensation          Compensation
                                                 ----------------------------------  -----------
                                                                            Other
                                                                            Annual    Securities
                                                                           Compen-    Underlying
                                          Year     Salary       Bonus       sation     Options
Name and Principal Position                         ($)          ($)         ($)         (#)
---------------------------------------   -----  -----------  ---------   ----------  ----------
John G. Simon
  Chairman of the Board                   2000    225,000        --           --          --
                                          1999    225,000      63,000(2)      --          --
                                          1998    225,000(1)   39,375(2)      --        12,992(6)
Daniel Muscatello
  President and Chief Executive Officer   2000    200,000      92,000(3)      --       170,000
                                          1999    147,896      30,040(2)      --        85,989
                                          1998    138,202      17,000(2)      --        29,400(7)
Domenic C. Micale
  Chief Financial Officer and Treasurer   2000    105,000      12,600(4)      --        10,000
                                          1999     93,333      15,582(2)      --         3,000
                                          1998     71,249       4,620(2)      --        18,600(8)
Paul M. Pagano
  Vice President U.S. Sales               2000    109,967      12,387(5)      --        25,000

Philip H. Heintz (9)
  Chief Technology Officer                2000       --          --           --          --

L. Lee Potts (9)
  Executive Vice President                2000       --          --           --          --


-------------------------
     (1) Includes $56,475 of deferred salary for 1998 that was paid in February 1999.
     (2) Bonus amounts reflected for 1999 and 1998 relate to such years but were paid in February 1999 and 1998, respectively.
     (3) Bonus amounts reflected for 2000 relate to $50,000 paid in November of such year and $42,000 paid in March 2001.
     (4) Bonus amount reflected for 2000 relates to such year but was paid in March 2001.
     (5) Bonus amount reflected for 2000 relates to commissions earned and paid in such year.
     (6) 1998 stock option grants include 12,992 stock options that were granted in prior years and repriced in 1998. The options repriced were originally issued as follows: 3,292 in 1993, 2,400 in 1995, 4,400 in 1996, and 2,900 in 1997.
These options were both canceled and reissued in 1998.
     (7) 1998 stock option grants include 7,200 stock options, originally issued in 1998 and repriced later in 1998. Of these repriced options in 1998, 3,200 were originally issued in 1997. These options were both canceled and reissued in 1998.
     (8) 1998 stock option grants include 1,800 stock options, originally issued in 1998 and repriced later in 1998. Of these repriced options in 1998, 1,080 options were originally issued in 1997. These options were both canceled and reissued in 1998.
     (9) Joined the Company upon its merger with SSGI Prowess Systems ("SSGI") on March 27, 2001.

                        Option Grants in Last Fiscal Year

                                 Individual Grants
                  ---------------------------------------------------
                               % of Total
                   Number of    Options                                 Potential Realizable Value
                  Securities   Granted to                               at Assumed Annual Rate of
                  Underlying   Employees   Exercise  Market   Expir-     Stock Price Appreciation
                    Options    in Fiscal    Price    Price    ation          for Option Term
                 Granted(#)(1)    Year      ($/sh)   ($/sh)    Date       5%($)         10%($)
                 ------------- ----------  --------  ------  --------  ---------------------------
John G. Simon         --            --         --       --      --           --            --

Daniel Muscatello  170,000(2)     65.20%      1.00     2.09  12/28/10     223,446       566,257
Domenic C. Micale   10,000(3)      3.84%      0.25     2.56  12/14/10      16,100        40,800
Paul M. Pagano      25,000(2)      9.59%      3.13     4.13   3/29/10      64,933       164,554
Philip H. Heintz      --            --         --       --      --           --            --
L. Lee Potts          --            --         --       --      --           --            --

-------------------------
     (1) Grants under the 1991 Stock Option Plan. Such options are not transferable, other than by will or the laws of descent and distribution.
     (2) These options have a four-year vesting period, with 12.5% vesting after the first six months and the remainder monthly at a rate of 2.08% per month for the remaining forty-two months.
     (3) These options have a one-year vesting period, with 50% vesting after the first six months and the remaining 50% after one year.



Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

                   Shares
                  Acquired                Number of Securities          Value of Unexercised
                     on       Value      Underlying Unexercised            In-the-Money
                  Exercise   Realized    Options at 12/31/00(#)      Options at 12/31/00(2)(#)
Name                 (#)     (1) ($)   Exercisable   Unexercisable  Exercisable   Unexercisable
-----             --------   --------  ---------------------------  ---------------------------
John G. Simon       11,705     9,305        --            1,287          --            1,110
Daniel Muscatello    2,000    11,438      32,631        243,558        37,829        322,901
Domenic C. Micale    5,400    46,552       4,332         20,068         4,332         31,318
Paul M. Pagano        --        --         4,668         20,332          --             --
Philip H. Heintz      --        --          --             --            --             --
L. Lee Potts          --        --          --             --            --             --

---------------------------
     (1) Value realized is based on the fair market value of the Common Stock as of the date of exercise minus the exercise price.
     (2) Value is based on the closing sale price of the Common Stock as of the last business day of the year, minus the exercise price.

                  EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

     The Company entered into an amended employment agreement with Daniel Muscatello as President and Chief Executive Officer on December 1, 1999. The agreement is renewable at the option of both parties and provides for (i) an annual base salary of $200,000 subject to annual review and increase, (ii) such incentive bonus payments as the Company may from time to time determine, (iii) severance payments equal to twelve months' base salary and medical insurance costs in the event that Mr. Muscatello's employment terminates other than for cause. Mr. Muscatello's employment agreement also provides for assignment to the Company of his rights to inventions and proprietary information and contains confidentiality and non-competition provisions. The current semi-monthly salary for Mr. Muscatello is $10,417.

     The Company has entered into an "at-will" employment agreement with Domenic
C. Micale for an initial term of five years, dated as of September 30, 1996. The agreement with Mr. Micale provides for such incentive bonus payments as the Company may from time to time determine. The current semi-monthly salary for Mr. Micale is $5,833. This salary is subject to annual review and adjustment.

     The Company has entered into an "at-will" employment agreement with Paul M. Pagano for an initial term of five years, dated as of March 1, 2000. The agreement with Mr. Pagano provides for such incentive bonus payments as the Company may from time to time determine. The current semi-monthly salary for Mr. Pagano is $5,208. This salary is subject to annual review and adjustment.

     The Company has entered into an "at-will"  employment agreement with Philip
H. Heintz for an initial term of two years, commencing on March 27, 2001. The agreement with Dr. Heintz provides for such incentive bonus payments as the Company may from time to time determine. The current semi-monthly salary for Dr. Heintz is $7,292.

     The Company has entered into an "at-will" employment agreement with L. Lee Potts for an initial term of two years, commencing on March 27, 2001. The agreement with Mr. Potts provides for such incentive bonus payments as the Company may from time to time determine. The current semi-monthly salary for Mr. Potts is $6,250.

                              DIRECTOR COMPENSATION

     The Company pays the travel expenses of non-employee directors for attendance at meetings of the Board of Directors and committees thereof. Cash compensation of $1,000 per meeting and a $5,000 annual retainer per person was paid to the Directors in 2000.

     In addition, under the terms of the 1991 Stock Option Plan, as amended, each non-employee director of the Company receives quarterly grants of options to purchase 500 shares of the Common Stock effective as of May 12, 2000, and each non-employee director who is first elected to the Board after January 1, 2000 will receive options to purchase 10,000 shares of Common Stock.

     The Company entered into an employment agreement with John G. Simon with respect to his position as Chairman of the Board of Directors commencing December 1, 1999 and terminating on March 31, 2001. The agreement with Mr. Simon provided for an annual salary of $225,000.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     COMPENSATION PHILOSOPHY

     The objectives of the Company's executive compensation program are to align compensation with business objectives and individual performance, and to enable the Company to attract, retain and reward executive officers who contribute to the long-term success of the Company. The Company's executive compensation philosophy is based on the following principles:

     - Competitive and Fair Compensation

     The Company is committed to providing an executive compensation program that helps attract and retain highly qualified executives. To ensure that compensation is competitive, the Company compares its compensation practices with those of comparable medical products and other relevant companies in a similar stage of development. The Company also seeks to achieve a balance of the compensation paid to a particular individual and the compensation paid to other executives both inside the Company and at comparable companies.

     - Short-term Cash Compensation

     Cash compensation consists of two components: annual salary and cash incentive compensation. The annual salaries of the executive officers are evaluated based upon corporate and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic and business plan goals and milestones are met. Individual performance is evaluated by reviewing attainment of specified individual objectives and milestones and the degree to which teamwork and Company values are fostered. Cash incentive compensation is based upon the achievement of functional, divisional and corporate goals as well as individual performance.

     - Long-term Incentive Compensation

     Because not all short-term management accomplishments are directly related to changes in short-term stockholder value, the Compensation Committee believes that management should also have a long-term compensation component related to increasing stockholder value. To assure that executive officers' goals and accomplishments are linked with increasing stockholder value, the Compensation Committee believes that the grant of options to purchase the Company's Common Stock that become exercisable over an extended period of time should be an integral part of the overall compensation philosophy.


     COMPENSATION PROGRAM COMPONENTS

     Annual compensation for the Company's executive officers currently consists of three elements - salary, cash incentive compensation and equity participation. Executive officers are also entitled to participate in the same benefit plans available to other employees. In setting the base salaries of the Company's executive officers, the Compensation Committee reviews the range of compensation paid to employees in similar positions of the companies in a similar state of development in the medical and other relevant industries. While industry-wide practices are deemed to be important indicators of appropriate compensations levels, the Compensation Committee believes the most important considerations are individual and corporate performance, in setting an executive's base salary and cash incentive compensation.

     On an annual basis, goals for Company performance and individual goals and objectives for each of the Company's executive officers (including the Chief Executive Officer) are established by the Compensation Committee. Every six months, all executive officers other than the Chief Executive Officer are evaluated by the Chief Executive Officer on their performance with respect to their individual short-term goals and objectives. At this time, revised quarterly goals and objectives are established, if appropriate. Based upon their performance relative to their goals and objectives, the base salary of executive officers other than the Chief Executive Officer is generally adjusted once per year by the Compensation Committee.

     On an annual basis, the Compensation Committee evaluates the achievement of the annual goals and objectives established for the Chief Executive Officer and his contribution to the Company.

     In November 2000, the Company paid a cash bonus of $50,000 to its Chief Executive Officer. During 2000, the Company also paid cash commissions of $12,387 to its Vice President U.S. Sales. In March 2001, the Company paid cash bonuses aggregating $54,600 to its Chief Executive Officer and Chief Financial Officer. The Compensation Committee intended for these bonuses to represent compensation for such officers' contributions to the development and achievements of the Company to December 31, 2000, including increasing revenues and reducing debt levels. For the Company's 2001 fiscal year, the Compensation Committee has set additional goals and objectives for Company performance, as well as additional individual goals and objectives, with the intention of reviewing the appropriateness of additional incentive cash compensation for such year. Please refer to the table entitled "Summary Compensation" elsewhere in this Proxy Statement for information relating to the base salaries and cash bonus payments made during the Company's last three completed fiscal years to certain of its executive officers.

     Stock option awards are designed to promote the identity of long-term interests between the Company's employees and its stockholders and assist in the retention of executives. The size of option grants is generally intended by the Compensation Committee to reflect the executive's position with the Company and his or her actual or potential contributions to the Company in relation to his or her overall compensation. The Compensation Committee believes that stock options have been and remain an excellent vehicle for compensating its employees. Because the option exercise price of the employee has generally been the fair market value of the stock on the date of grant, employees recognize a gain only if the value of the stock increases. Thus, employees with stock options are rewarded for their efforts to improve the long-term value of the Common Stock. Stock options, moreover, have been used to reward substantially all employees of the Company, not just at the executive officer level. The option program typically uses a four-year or greater vesting period to encourage employees to continue in the employ of the Company. During 2000, the Company issued stock options to certain executive officers with an option exercise price below the fair market value of the stock on the date of grant. Please refer to the table entitled "Option Grants in Last Fiscal Year" elsewhere in this Proxy Statement for information regarding option grants to certain executive officers.


                       2000 COMPENSATION FOR THE CHAIRMAN

     The amount and means of determining Mr. Simon's base annual salary for 2000 with respect to his position as Chairman of the Board of Directors, which provided for an $225,000 annual base salary, was fixed by the terms of his employment agreement with the Company, which was effective as of December 1, 1999.

                2000 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

     The amount and means of determining Mr. Muscatello's base annual salary for 2000 was fixed by the terms of his amended employment agreement with the Company, which was effective as of December 1, 1999. This amended employment agreement provides for an annual base salary of $200,000, subject to yearly review and increase, and such incentive bonus payments as the Compensation Committee may from time to time determine. Mr. Muscatello's current annual salary is $250,000.


              COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162 (M)

     The Compensation Committee has not yet had the occasion to adopt a policy on the 1993 amendment to the Internal Revenue Code of 1986, as amended (the "Code"), disallowing deduction on compensation in excess of $1 million for certain executives of public companies. The Company believes that options granted under the 1991 Stock Option Plan are exempt from the limitation, and other compensation expected to be paid during fiscal year 1998 is below the compensation limitation.

Compensation Committee

Richard A. Sandberg
Thomas E. Tierney
E. Kevin Hrusovsky

              REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     This report is submitted by the Audit Committee of the Board of Directors, which, during the fiscal year ended December 31, 2000, reviewed with the independent accountants and management the annual financial statements and independent auditors' opinion, reviewed the results of the audit of the Corporation's financial statements by the independent auditors, recommended the retention of the independent auditors to the Board of Directors and periodically reviewed the Corporation's accounting policies and internal accounting and financial controls. The Audit Committee of the Board of Directors is currently comprised of Messrs. Sandberg, Tierney and Hrusovsky, three non-employee directors of the Corporation and, aside from being a director of the Corporation, each is otherwise independent of the Corporation (as independence is defined in the NASD's listing standards). The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Annex A to this Proxy Statement.

     The Audit Committee oversees the Corporation's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Corporation's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Corporation including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

     The Committee discussed with the Corporation's independent auditors the overall scope and plans for their audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting. The Committee held six meetings during fiscal year 2000.

     The Audit Committee has reviewed the audited financial statements of the Corporation at December 31, 2000 and for each of the two prior years ended December 31, and has discussed them with both management and PricewaterhouseCoopers LLP, the Company's independent accountants. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with PricewaterhouseCoopers LLP that firm's independence. Based on its review of the financial statements and these discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

     During the year ended December 31, 2000 the Company paid audit fees of $68,000 and other fees of $12,300 (consisting primarily of tax advisory services) to PricewaterhouseCoopers LLP, the Company's independent accountants.


RESPECTFULLY SUBMITTED BY THE AUDIT COMMITTEE

Richard Sandberg
Thomas E. Tierney
E. Kevin Hrusovsky

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     The following graph compares the performance of the Company's Common Stock to the NASDAQ Stock Market Total Return Index for U.S. Companies (the "NASDAQ Stock Market-U.S. Index") and the JP Morgan H&Q Growth Index ("JP Morgan H&Q Growth Index") over the period from December 31, 1995 to December 31, 2000. The graph assumes that the value of an investment in the Company's Common Stock and each index was $100 at December 31, 1995 and that all dividends were reinvested.

                   TABLE OF PLOT POINTS FOR PERFORMANCE GRAPH

                                             JP MORGAN             NASDAQ STOCK
   DATES              UROMED CORP.           H&Q GROWTH             MARKET-U.S.
   ------             -----------            ----------            ------------

   Dec-95               100.00                 100.00                 100.00
   Jan-96               103.88                  99.69                 100.50
   Feb-96               108.74                 103.53                 104.33
   Mar-96                89.32                 103.17                 104.68
   Apr-96                81.55                 119.58                 113.36
   May-96                94.17                 126.28                 118.55
   Jun-96               106.80                 112.97                 113.21
   Jul-96                99.03                  94.05                 103.13
   Aug-96                80.58                 101.78                 108.93
   Sep-96                85.44                 112.92                 117.26
   Oct-96                78.64                 104.69                 115.95
   Nov-96                70.87                 103.20                 123.14
   Dec-96                75.73                 104.66                 123.04
   Jan-97                66.99                 110.09                 131.77
   Feb-97                63.11                  98.23                 124.47
   Mar-97                57.28                  84.45                 116.36
   Apr-97                30.10                  79.85                 119.98
   May-97                36.89                  96.67                 133.57
   Jun-97                27.18                  98.64                 137.68
   Jul-97                29.13                 105.03                 152.18
   Aug-97                45.15                 107.59                 151.96
   Sep-97                51.46                 118.90                 160.96
   Oct-97                45.15                 111.74                 152.58
   Nov-97                38.83                 106.96                 153.38
   Dec-97                27.43                 107.50                 150.69
   Jan-98                29.61                 106.45                 155.47
   Feb-98                18.20                 119.40                 170.07
   Mar-98                12.62                 127.85                 176.36
   Apr-98                16.02                 131.06                 179.34
   May-98                12.33                 118.61                 169.38
   Jun-98                 8.64                 128.64                 181.23
   Jul-98                 4.03                 117.98                 179.11
   Aug-98                 1.99                  88.21                 143.61
   Sep-98                 1.99                 105.76                 163.53
   Oct-98                 2.52                 111.96                 170.72
   Nov-98                 3.06                 133.37                 188.07
   Dec-98                 2.23                 155.93                 212.51
   Jan-99                 3.20                 193.34                 243.35
   Feb-99                 2.38                 172.61                 211.56
   Mar-99                 1.84                 193.29                 238.33
   Apr-99                 2.52                 206.99                 246.00
   May-99                 2.38                 198.70                 239.19
   Jun-99                 2.14                 221.40                 260.17
   Jul-99                 1.99                 216.61                 256.01
   Aug-99                 1.84                 225.60                 266.84
   Sep-99                 1.75                 239.85                 267.20
   Oct-99                 1.80                 266.65                 288.62
   Nov-99                 1.60                 321.96                 323.73
   Dec-99                 1.70                 436.81                 394.92
   Jan-00                 2.04                 441.82                 380.27
   Feb-00                10.68                 617.24                 452.52
   Mar-00                 5.24                 498.08                 443.23
   Apr-00                 3.20                 400.00                 372.80
   May-00                 4.47                 353.53                 327.83
   Jun-00                 4.03                 443.73                 385.35
   Jul-00                 3.20                 403.91                 364.47
   Aug-00                 3.01                 473.02                 407.54
   Sep-00                 2.48                 442.08                 354.57
   Oct-00                 2.04                 395.19                 325.32
   Nov-00                 0.83                 287.55                 250.82
   Dec-00                 1.60                 294.86                 237.62

                                   PROPOSAL 2

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, independent accountants, have been independent accountants of the Company since 1991. The Board of Directors has recommended that the stockholders ratify the reappointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the current year.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting and will be afforded an opportunity to make a statement, if such representative desires to do so, and will be available to answer any appropriate questions.

     The Board of Directors recommends that the stockholders vote "FOR" the proposal to ratify the appointment of PricewaterhouseCoopers LLP, and the enclosed proxy will be so voted unless a contrary vote is indicated. The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote on this proposal is required for ratification of the appointment of PricewaterhouseCoopers LLP. In the event the appointment of PricewaterhouseCoopers LLP should not be ratified by the stockholders, the Board of Directors will make another appointment to be effective at the earliest possible time.


                              STOCKHOLDER PROPOSALS

     The Board will make provision for presentation of proposals by stockholders at the 2002 Annual Meeting of Stockholders (or special meeting in lieu thereof) provided such proposals are submitted by eligible stockholders who have complied with the relevant regulations of the Securities and Exchange Commission. Such proposals must be received by the Company no later than December 11, 2001 to be considered for inclusion to the Company's proxy materials relating to that meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the Company's directors, its executive (and certain other) officers and any persons holding more than ten percent of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file by these dates during 2000. To the best knowledge of the Company, all of these filing requirements were satisfied by the Company's directors, officers and ten percent holders with the following exceptions. Messrs. Simon, Muscatello, Micale, Sandberg, Pagano, Tierney, Hrusovsky and Dr. Connell made late Form 5 filings. In making these statements, the Company has relied upon the written representation of its directors, officers and its ten percent holders and copies of the reports that they have filed with Securities and Exchange Commission.

                                     GENERAL

     The Board of Directors of the Company knows of no matter other than the foregoing to be brought before the Meeting. However, the enclosed proxy gives discretionary authority in the event any additional matters should be presented.

     THE COMPANY WILL PROVIDE FREE OF CHARGE TO ANY STOCKHOLDER FROM WHOM A PROXY IS SOLICITED PURSUANT TO THIS PROXY STATEMENT, UPON WRITTEN REQUEST FROM SUCH STOCKHOLDER, A COPY OF THE COMPANY'S ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE COMPANY'S FISCAL YEAR ENDED DECEMBER 31, 2000. REQUESTS FOR SUCH REPORT SHOULD BE DIRECTED TO THE MANAGER OF INVESTOR RELATIONS AT UROMED CORPORATION, 1400 PROVIDENCE HIGHWAY, BUILDING 2, NORWOOD, MASSACHUSETTS, 02062.

     The Company expects to hold its next stockholder meeting on May 17, 2002 and proxy materials in connection with that meeting are expected to be mailed approximately 30 days prior to the meeting.



John G. Simon
Chairman of the Board
                                     12

                               UroMed Corporation
    Proxy for the Special Meeting of Stockholders to be held on June 27, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking all prior proxies, hereby appoint(s) Daniel Muscatello and Domenic C. Micale, and each of them, with full power of substitution, as proxies to represent and vote as designated herein, all shares of stock of UroMed Corporation which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held at Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110 on Wednesday June 27, 2001 at 9:00 a.m., or any adjourned session thereof.

     In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 OF THE BOARD OF DIRECTORS, AND IN THE DISCRETION OF THE BOARD OF DIRECTORS ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall vote in person at such meeting or revoke this proxy in writing before it is exercised.

                PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                        PROMPTLY IN THE ENCLOSED ENVELOPE

     Please sign this Proxy exactly as your name(s) appear(s) on the reverse side hereof. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

    HAS YOUR ADDRESS CHANGED?                        DO YOU HAVE ANY COMMENTS?


   -------------------------                         ------------------------

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

     1. To elect the following persons as Class I Directors (except as marked below):
                              Daniel Muscatello
                              Elizabeth B. Connell

FOR ALL NOMINEES               WITHHOLD      FOR ALL EXCEPT
     [ ]                          [ ]             [ ]

     NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominee.
     2. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the 2001 fiscal year.

     FOR                         AGAINST         ABSTAIN
     [ ]                           [ ]             [ ]

     3. To transact such other business as may properly come before the meeting or at any adjourned session of the meeting.

    UROMED CORPORATION

    CONTROL NUMBER:

    RECORD DATE SHARES:

    Please be sure to sign and date this Proxy.

    Date  ________________

    Stockholder sign here  -------------------------
    Co-owner sign here     -------------------------

    Mark box at right if an address or comment has been noted on the reverse side of this card. [ ]

DETACH CARD                                                      DETACH CARD


    UROMED CORPORATION

Dear Stockholder:

     Please take note of the important information enclosed with this Proxy. There are a number of issues related to the management and operations of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

     Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

     Please mark the boxes on this proxy card to indicate how your shares will be voted, then sign the card, detach it and return it in the enclosed postage paid envelope.

     Your vote must be received prior to the Special Meeting of Stockholders of the Company on Wednesday, June 27, 2001.

     Thank you in advance for your prompt consideration of these matters.

Sincerely,

UroMed Corporation

Annex A to Proxy Statement

                               UROMED CORPORATION
                             AUDIT COMMITTEE CHARTER


I. PURPOSE

     The primary function of the UroMed Corporation (the "Corporation") Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     o Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

     o  Provide  an  open  avenue  of   communication   among  the   independent
accountants,  financial and senior  management  and the Board of Directors.

     o The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

II. COMPOSITION

     The Audit Committee shall be comprised of three directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

     The Committee shall meet at least two times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, financial management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporations financials consistent with IV.4. below.


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

IV. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review
--------------------------------------------------------------------------------
     1. Review and update this Charter periodically, at least annually, as conditions dictate.

     2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

     3. Review the reports to management prepared by the independent accountants and management's response.

     4. Review with financial management and the independent accountants the 10-K prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants
--------------------------------------------------------------------------------
     5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

     6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

     7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

Financial Reporting Processes
--------------------------------------------------------------------------------
     8.  In  consultation   with  the  independent   accountants  and  financial
management, review the integrity of the organization's financial reporting processes, both internal and external.

     9. Consider the independent accountants' judgements about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

     10.   Consider  and  approve,   if   appropriate,   major  changes  to  the
Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

Process Improvement
--------------------------------------------------------------------------------
     11. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and financial management regarding any significant judgements made in management's preparation of the financial statements and the view of each as to appropriateness of such judgements.

     12. Following completion of the annual audit, review separately with each of management, the independent accountants and financial management any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     13.  Review  any  significant   disagreement   among   management  and  the
independent accountants in connection with the preparation of the financial statements.

     14. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

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

Ethical and Legal Compliance
--------------------------------------------------------------------------------
     15. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

     16. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

     17. Review activities, organizational structure, and the need for an internal audit department.

     18. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

     19. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

     20. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

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